UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 28, 2020

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

EVERTEC, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on May 28, 2020 (the “Annual Meeting”). At the Annual Meeting the Company’s stockholders voted on and approved three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2020. At the close of business on March 31, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 71,865,305 shares of the Company’s stock, $0.01 par value per share, each share being entitled to one vote, constituting all of the outstanding voting securities of the Company. Present at the Annual Meeting in person or by proxy were holders of shares representing 67,768,003 shares of Common Stock, constituting a quorum.

The final voting results were as follows:

Proposal 1: Election of Directors.

Name	For	Withheld	Broker Non-Votes
Frank G. D’Angelo	65,402,435	308,392	2,057,176
Morgan M. Schuessler, Jr.	65,496,424	214,403	2,057,176
Olga Botero	65,498,916	211,911	2,057,176
Jorge A. Junquera	65,494,899	215,928	2,057,176
Iván Pagán	65,430,259	280,568	2,057,176
Aldo J. Polak	62,356,300	3,354,527	2,057,176
Alan H. Schumacher	60,385,931	5,324,896	2,057,176
Brian J. Smith	60,658,815	5,052,012	2,057,176
Thomas W. Swidarski	62,141,897	3,568,930	2,057,176

Proposal 2: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
64,730,446	903,502	76,879	2,057,176

Proposal 3: Ratification of the Appointment of Deloitte & Touch LLP as the Company’s Independent Registered Public Accounting Firm.

For	Against	Abstain
67,503,792	255,745	8,466

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: June 2, 2020	By:	/s/ Luis A. Rodríguez
Name: Luis A. Rodríguez
Title: General Counsel & Executive Vice President